Exhibit 99.1

SCBT FINANCIAL CORPORATION

Forward-Looking Statements Statements contained in this presentation, which are not historical facts, are forward-looking statements. In addition, SCBT Financial Corporation (SCBT) through its senior management or directors may from time to time make forward-looking public statements concerning matters herein. Such forward-looking statements are necessary estimates reflecting the best judgment of SCBT’s senior management or directors based upon current information and involve a number of risks and uncertainties. Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by SCBT with the Securities and Exchange Commission, and forward-looking statements contained in this presentation or in other public statements of SCBT or its senior management or directors should be considered in light of those factors. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements. 2

Largest publicly traded bank headquartered in South Carolina Serving the banking needs of customers within the Carolinas for 75 years Strong asset quality and credit underwriting remain the fundamentals of SCBT 3

Unique Franchise Positioning South Carolina Charlotte MSA Georgia Total Loans (in millions) $ 1,740 $ 487 $ 414 $ 2,641 Deposits (in millions) $ 1,769 $ 472 $ 770 $ 3,012 Branches 40 9 26 75 4

Earn our way through the economic cycle Protect our balance sheet Prepare for the future Goals and Priorities Established in Fall 2008 5

Goals and Priorities Earn our way through the economic cycle Reduced overhead by $9.0 million Solid margin – rate floors & core funding 4.04% (2Q 2010) vs. 4.07% (2Q 2009) * Pre-tax, pre-provision $14.8 million (2Q 2010) vs. $13.3 million (2Q 2009) ** * Excluded excess liquidity impact of 13 bps on 2Q 2010 ** Added back preferred dividend, FHLB prepayment penalty, Bargain Purchase Gain, merger expenses and OTTI in 2Q 2010 and 2Q 2009 in determining Pre-tax Pre-Provision 6

Goals and Priorities Protect our balance sheet Capital Capital raises - $56.0 million Redeemed preferred stock & common stock warrant Increased ALLL – 2.07% (2Q 2010) vs. 1.45% (2Q 2009) Liquidity Increased core deposits Reduced leverage 7

Goals and Priorities Prepare for the future Challenging environment creates opportunities Market disruption - attract talent FDIC Assisted deals Build out markets in Carolinas and Georgia Top 5 market share in all markets Donnie Pickett named Chief Financial Officer January 4, 2010 - CPA with over 25 years experience with Price Waterhouse, Wachovia and most recently Wells Fargo 8

Unemployment Rates in SCBT Markets Columbia Charlotte Georgetown Hilton Head Charleston Greenville Orangeburg/Low Country North Georgia SCBT Divisions Charlotte Greenville Columbia Georgetown Orangeburg/Low Country Charleston Hilton Head North Georgia 11.1% 11.1% 11.3% 10.3% 14.5% 10.0% 8.0% 14.9% 10.5% 12.0% 10.0% 8.1% 15.7% 12.8% 10.2% 9.2% 9.8% 9.5% 9.9% 9.3% 11.0% 10.3% 7.0% 10.0% 6.7% 11.0% SC 10.7% NC 10.0% GA 10.0% 9 *Data as of June 2010

South Carolina Deposit Market Share Note: SCBT moved from 7th per 6/30/08 FDIC Summary of Deposits Source: FDIC Summary of Deposits as of 6/30/2009. Rank Institution ($000) Deposits Share Market Branches 1 Wells Fargo & Co (CA) $11,463,352 16.42% 150 2 Bank of America (NC) 8,075,624 11.57% 122 3 BB&T (NC) 6,323,962 9.06% 116 4 Carolina First Bank (SC) 5,504,725 7.89% 82 5 First Citizens Bancorp (SC) 5,406,917 7.75% 170 6 Synovus Financial (GA) 4,049,027 5.80% 46 7 First FS&LA of Charleston (SC) 2,087,653 2.99% 56 8 SCBT Financial Corp. (SC) 2,025,350 2.90% 46 9 SunTrust Bank (GA) 1,957,965 2.81% 68 10 Palmetto Bancshares, Inc. (SC) 1,255,594 1.80% 33 107 FDIC Insured Institutions, $69.8 Billion Total Deposits 10

Charlotte Deposit Market Share Note: SCBT moved from 8th per 6/30/08 FDIC Summary of Deposits Source: FDIC Summary of Deposits as of 6/30/2009. Rank Institution ($000) Deposits Share Market Branches 1 Wells Fargo & Co (CA) $93,092,572 50.61% 78 2 Bank of America (NC) 76,906,134 41.81% 60 3 BB&T (NC) 3,668,267 1.99% 59 4 Fifth Third Bank (TN) 1,966,617 1.07% 33 5 SunTrust Bank (GA) 1,271,250 0.69% 36 6 First Citizens Bank & Trust (NC) 970,134 0.53% 31 7 RBC Centura Bank (NC) 932,809 0.51% 18 8 New Dominion Bank (NC) 460,233 0.25% 1 9 SCBT Financial Corp. (SC) 432,090 0.23% 10 10 Yadkin Valley Bank & Trust(NC) 423,141 0.23% 12 47 FDIC Insured Institutions, $184.0 Billion Total Deposits 11

Northeast Georgia Deposit Market Share Counties : Banks, Barrow, Habersham, Hall, Jackson, Oconee, Rabun, Stephens, Towns, White Source: FDIC Summary of Deposits as of 6/30/2009. Rank Institution ($000) Deposits Share Market Branches 1 Community Bank & Trust $1,132,456 14.50% 38 2 Regions (AL) 928,000 11.88% 22 3 United Community (GA) 855,225 10.95% 14 4 Wells Fargo & Co (CA) 452,965 5.80% 7 5 Peoples Bank (GA) 390,160 5.00% 8 6 SunTrust Bank (GA) 385,504 4.94% 11 7 Habersham Bank (GA) 346,431 4.44% 7 8 BB&T (NC) 273,312 3.50% 6 9 Bank of America (NC) 271,911 3.48% 6 10 Bank of Hiawassee (GA) 263,668 3.38% 3 35 FDIC Insured Institutions, $7.8 Billion Total Deposits 12

13 2010 Highlights Organic Growth (without CBT) - Loans: up 10% annualized, or $52.2 million - Core Deposits, excludes all CD’s: up 26% annualized, or $85.9 million Revenue Growth - Fee Income: Carolinas up in all categories from 1Q 2010 by $2.1 million - Net interest income – up $2.5 million from 1Q 2010 - CBT: strong fee generation and significant EPS impact Market Share movement Credit remains manageable

Growth Strategy Build strong bank in South Carolina, North Carolina, and Georgia Organic Growth is Top Priority FDIC Deals Whole Bank Acquisitions Growth Goals: – Drive EPS – Top 5 in market share – Build a franchise 14

15 Cornelia, Georgia Community Bank and Trust

Overview of Community Bank & Trust Founded in 1900 27 locations in Northeast Georgia – 26 branches including 17 in-store branches – 1 Loan Production Office SCBT Community Bank & Trust Leading deposit market share – Top 5 ranking in 9 of 10 counties – No less than 5% market share Attractive deposit mix Loyal customers & employees 16

Transaction Rationale Opportunity to expand and diversify retail deposit franchise Opportunity to build upon Community Bank & Trust’s 110-year operating history 109,000 Customers $314 million in Core Deposits $10 million in fees, annualized Attractive financial metrics #1 Market Share in Northeast Georgia Cost saves - 30% 2010 17

Market Performance Source: SNL Financial and Company filings. KRX is a composition of 50 regionally diversified mid- & small-cap banking institutions in the U.S. The index is calculated using an equal-weighted method and components comply with the GICS and ICS classification standards. Carolina’s includes all publicly traded banks and thrifts in North and South Carolina with assets between $500 million and $10.0 billion. 18 (18.8)% (57.4)% (62.3)%

19 How Do We Measure Success? Soundness Profitability Growth

Capital Source: SNL Financial and Company filings. Data as of 3/31/10. KRX is a composition of 50 regionally diversified mid- & small-cap banking institutions in the U.S. The index is calculated using an equal-weighted method and components comply with the GICS and ICS classification standards. Carolina’s includes all publicly traded banks and thrifts in North and South Carolina with assets between $500 million and $10.0 billion. 20 SCBT 2Q 2010 7.37% 8.43%* 13.50% 15.42% *Tier 1 Leverage ratio declined 50 basis points because we had a full quarter of increased average balances and very little change in capital 0.00% 5.00% 10.00% 15.00% 20.00% Tangible Common Equity / Assets Leverage Ratio Tier 1 Capital Ratio Total RiskBased Capital Ratio 7.26% 8.94% 13.51% 15.42% 7.78% 9.83% 13.46% 15.18% 5.77% 8.76% 11.39% 13.08% SCBT KRX Median Carolina Median

21 Loan Portfolio – June 30, 2010 Type $ Mix % Mix Commercial Owner-Occupied $ 498.9 18.9% Covered Loans $ 413.5 15.7% All Other Construction/Land Dev $ 336.3 12.7% Consumer Owner Occupied $ 304.6 11.5% Commercial Non-Owner Occupied $ 294.8 11.2% Home Equity Loans $ 252.0 9.5% Commercial & Industrial $ 212.9 8.1% Other Income Producing Property $ 126.0 4.8% Residential Lot Loans $ 107.4 4.1% Consumer $ 63.1 2.4% Other Loans $ 31.5 1.2% TOTAL LOANS $ 2,641.0 * In millions

Credit Quality Source: SNL Financial and Company filings. Data as of 3/31/10. KRX is a composition of 50 regionally diversified mid- & small-cap banking institutions in the U.S. The index is calculated using an equal-weighted method and components comply with the GICS and ICS classification standards. Carolina’s includes all publicly traded banks and thrifts in North and South Carolina with assets between $500 million and $10.0 billion. * NPAs, not covered by FDIC / Total Assets 22 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% NPAs / Assets Net CO’s / Avg Loans Reserve / Loans 1.72% 3.13% 1.90% 2.20% 1.22% 1.86% 4.09% 1.24% 2.12% SCBT KRX Median Carolina Median SCBT 2Q 2010 2.37%* 1.41% 2.07%

Non-Performing Loans Source: SNL Financial and Company filings. Data as of 3/31/10. KRX is a composition of 50 regionally diversified mid- & small-cap banking institutions in the U.S. The index is calculated using an equal-weighted method and components comply with the GICS and ICS classification standards. Carolina’s includes all publicly traded banks and thrifts in North and South Carolina with assets between $500 million and $10.0 billion. 23 As of June 30, 2010 SCBT 2Q 2010 61% 0.0% 25.0% 50.0% 75.0% 100.0% 125.0% SCBT KRX Median Carolina Median 77% 71% 50% Reserve / NPLs Commercial Non - owner occupied 16% Construction / Land Dev 50% Commercial Owner Occ 12% Commercial & Industrial 3% Consumer Owner Occ 10% Other Inc Producing 8% HELOC 1% Consumer NonRE 0% Other 0%

24 How Do We Measure Success? Profitability

Consistent Long-Term Earnings Power Pre-tax, Pre-Provision Earnings In Millions 25

Operating Efficiency 26 45 50 50 48 86 75 63.8% 65.3% 63.2% 61.2% 67.2% 67.3% 20% 30% 40% 50% 60% 70% 30 40 50 60 70 80 90 2006 2007 2008 2009 1Q 2010 2Q 2010 Number of Branches Efficiency Ratio

Net Interest Margin (TE) Source: BHC Performance Report. Peers are BHC with assets between $1 billion & $3 billion 27 3.87% 3.82% 3.79% 4.02% 3.89% 4.04% 3.99% 3.78% 3.60% 3.50% 3.67% 3.00% 3.20% 3.40% 3.60% 3.80% 4.00% 4.20% 4.40% 2006 2007 2008 2009 1Q ’10 2Q ’10 SCBTFC Peers

Profitability 28 Per share data reflect a ten percent stock dividend distributed on December 6, 2002, a five percent stock dividend distributed on January 1, 2005 and a five percent stock dividend distributed on March 23, 2007. For 2008, the loss related to the disposal of Freddie Mac Preferred Stock is added back and the after tax impact was $6.590 million. 2008 net income on a GAAP basis was $15,785,000. For YTD December 2009, the dividend paid on the preferred stock was $4.675 million; and the after tax impact of OTTI of Investment Securities was $3.268 million and added back to GAAP net income of $8,921,000 or $0.74 per share. $49,537 In Thousands $1.23 $1.44 $1.62 $1.73 $1.64 $1.93 $2.15 $2.32 $2.15 $1.39 $3.90 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2Q 2010 $0.00 $1.00 $2.00 $3.00 $4.00

Dividends Dividend paid for 136 consecutive quarters since 1976 Prior to 1976, dividends were paid semi-annually 3rd Quarter 2010 includes declared on 7/21/10, record date of 8/13/10, payable on 8/20/10 29 $0.54 $0.57 $0.63 $0.66 $0.68 $0.68 $0.68 $0.68 $0.68 $0.68 $0.51 $0.00 $0.25 $0.50 $0.75 $1.00 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 3Q 2010 Dividend per Share

30 How Do We Measure Success? Growth

Business Mix by Market – June 30, 2010 Loans Deposits 31 Inland SC 42% Coastal SC 24% Charlotte MSA 18% Georgia 16% Inland SC 43% Coastal SC 16% Charlotte MSA 16% Georgia 25%

12.0% 9 YR CAGR (2000 – 2009) Growth – Total Deposits 13.6% 9 YR CAGR (2000 – 2009) Growth – Core Deposits* Core deposits grew $497 million since Dec-09; Core SCBT $183 million / CBT $314 million 2010 YTD # Transaction account growth for core SCBT – 11.6% annualized Total YTD $ Balance growth for core SCBT – 17.2% annualized Growth – Core & Total Deposits *Core Deposits exclude all certificates of deposits 32 $3,012 $812 $2,105 $454 $1,241 $1,733 $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 In Millions 2001 2002 2003 2004 2005 2006 2007 2008 2009 2Q 2010 $0 $750 $1,500 $2,250 $3,000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2Q 2010

33 Deposit Mix – June 30, 2010

Analyst Recommendations ANALYST Third Quarter 2010 RECOMMENDATION FIG Partners OUTPERFORM Keefe, Bruyette & Woods OUTPERFORM SunTrust Robinson Humphrey BUY Howe Barnes Hoefer & Arnett, Inc. NEUTRAL Sandler O’Neill + Partners HOLD Wunderlich Securities BUY 34

Index – Supplemental Information SC real estate markets Loan portfolio summary – Type Credit quality ratios NPA’s by type NPA’s by market Investment portfolio mix Securities portfolio Fee income by type 35

Investor Contacts Robert R. Hill, Jr. Chief Executive Officer John C. Pollok Senior Executive Vice President and Chief Operating Officer Donald E. Pickett Executive Vice President and Chief Financial Officer 520 Gervais Street Columbia, South Carolina 29201 800-277-2175 www.scbtonline.com 36

37 Supplemental Information

S.C. Real Estate Markets Source: June 2010 Rates from S.C. Realtors MLS Stats 38 Beaufort 74 85 14.9% 180 160 -11.1% 198 165 -16.7% Charleston Trident 732 1,022 39.6% 193 186 -3.6% 118 105 -11.0% Coastal Carolinas 573 754 31.6% 156 145 -7.1% 192 181 -5.7% Gr. Columbia 719 926 28.8% 140 145 3.6% 107 97 -9.3% Gr. Greenville 673 762 13.2% 139 151 8.6% 107 98 -8.4% Hilton Head Area 201 259 28.9% 287 232 -19.2% Piedmont Regional Ass. 240 285 18.8% 159 162 1.9% 153 150 -2.0% State Totals 4,195 5,234 24.8% 147 142 -3.4% 144 134 -6.9% Number of Residential Homes, Condos & Villas Sold June-09 YTD June-10 YTD % Change June-09 YTD Information not provided Average Days on the Market (DOM) % Change June-10 YTD Median Price of Residential Homes (in Thousands) June-09 YTD June-10 YTD % Change

Loan Portfolio Summary - Type 39 * Loans not covered under loss share agreements (dollars in thousands) Jun-09 Sep-09 Dec-09 Mar-10 Jun-10 Construction / land development $ 489,730 $ 484,540 $ 467,284 $ 442,566 $ 443,758 Commercial non-owner occupied 318,909 311,903 303,650 294,147 294,804 Consumer owner occupied 289,424 284,941 284,484 287,788 304,598 Home equity loans 239,250 244,855 248,639 250,651 251,951 Commercial owner occupied 456,973 461,199 469,101 483,450 498,879 Commercial & Industrial 214,384 197,544 214,174 203,296 212,863 Other income producing property 136,098 139,617 137,736 133,949 126,004 Consumer non real estate 79,386 73,800 68,770 66,259 63,133 Other 12,008 11,004 9,400 13,136 31,452 Total loans (net of unearned income) * $ 2,236,162 $ 2,209,403 $ 2,203,238 $ 2,175,242 $ 2,227,442

Credit Quality Ratios 2Q’09 3Q’09 4Q’09 1Q’10 2Q’10 Non-Performing Assets / Total Assets* 1.46% 1.56% 1.96% 1.72% 2.37% Non-Performing Assets / Total Loans & OREO* 1.83% 1.96% 2.40% 2.89% 3.84% Allow. Loan Losses / Total Loans* 1.45% 1.55% 1.70% 1.90% 2.07% Allow. Loan Losses / Non-Performing Loans* 108% 92% 75% 77% 61% Net Charge-offs / Average Loans* 0.74% 0.92% 1.26% 3.13% 1.41% *Period end date Loan data excludes mortgage loans held for sale and Covered Loans 40

NPAs by Type (dollars in thousands) * Included in NPLs for the 4Q 2009 41 Jun-09 Sep-09 Dec-09 Mar-10 Jun-10 Jun-10 Construction/Land Development $ 18,308 $ 21,241 $ 23,195 $ 22,851 $ 37,611 43.8% Commercial Non-Owner Occupied 2,063 4,088 7,862 7,012 11,875 13.8% Commercial Owner Occupied 3,209 4,761 7,717 7,341 9,353 10.9% Consumer Owner Occupied 3,237 3,638 5,918 7,509 7,784 9.1% Home Equity Lines 508 790 743 713 334 0.4% Commercial & Industrial 487 619 1,221 3,242 2,528 2.9% Consumer Non-Real Estate 520 443 338 346 212 0.2% Other Income Producing Property 1,577 1,572 2,699 4,755 6,152 7.2% Other 29 38 40 68 46 0.1% 29,938 37,190 49,733 53,837 75,895 88.4% 1,951 1,974 - - - 0.0% 9,165 4,202 3,133 9,338 9,971 11.6% 41,054 $ 43,366 $ 52,866 $ 63,175 $ 85,866 $ 100.0% % of Total NPAs Total Non-Performing Loans OREO & Other Assets Owned Total Non-Performing Assets Restructured Loan *

NPAs by Markets (dollars in thousands) 42 * Data excludes covered loans Jun-09 Sep-09 Dec-09 Mar-10 Jun-10 Jun-10 Beaufort / Charleston $ 7,557 $ 11,960 $ 16,071 $ 14,285 $ 30,146 35.11% Georgetown 8,990 8,978 12,702 16,701 18,483 21.53% Orangeburg / Low Country 7,388 7,480 8,287 8,286 7,709 8.98% Columbia 1,580 2,091 2,664 3,241 4,524 5.27% Charlotte / NCBT 12,090 10,190 10,665 13,971 15,578 18.14% Greenville 2,803 2,374 2,189 4,359 7,016 8.17% Other 646 293 288 2,332 2,411 2.81% Total $ 41,054 $ 43,366 $ 52,866 $ 63,175 $ 85,867 100.00% % of Total NPAs

Investment Portfolio Mix *Fair value for AFS securities; amortized/accreted cost for HTM securities. Does not include FRB stock, FHLB stock, or investment in unconsolidated subsidiaries. Investment Portfolio (AFS & HTM) As of 6/30/10 Tax Equivalent Yield 4.35% Weighted Average Life 3.45 years Modified Duration 2.62 Total Carrying Value* $ 273,733 43 State and Municipal - HTM 8% State and Municipal - AFS 14% U.S. Agency/GSE Debentures 42% Mortgage - Backed Securities 34% Trust Preferred Securities 2% Corporates 0%

Securities Portfolio – June 30, 2010 (Dollars in thousands) (1) Includes held-to-maturity and available-for-sale municipal securities. (2) Net of tax effects. Note: All Agency MBS and CMOs carry the backing of the agency or GSE and have an implied AAA rating. 44 Book Value Market Value Other Comprehensive Income (2) Other-Than- Temporary Impairment 2009 (2) AAA - A BBB BB or lower Not Rated 111,383 113,290 1,907 - 111,383 - - - 85,789 90,787 4,998 - - - - - 5,883 5,760 (123) (11,083) 2,573 - 3,310 - 60,587 62,036 1,449 - 56,134 2,133 - 2,320 285 355 70 - - - - 285 $ 263,927 $ 272,228 8,301 $ (11,083) $ 170,090 $ 2,133 $ 3,310 $ 2,605 US Agency Debentures Total Corporate Stocks Mortgage Obligations Trust Preferred Securities Municipal (1)

Fee Income By Type 45 2Q'09 3Q'09 4Q'09 1Q'10 2Q'10 Service charges on deposit accounts 3,819 $ 4,089 $ 4,005 $ 4,523 $ 5,582 $ Bankcard services income 1,290 1,278 1,293 1,799 2,348 Mortgage banking income 2,134 1,451 1,706 1,182 1,660 Trust and investment services income 671 588 567 784 1,187 Securities gains (losses), net (1) (544) (2,122) (2,257) (5,586) (675) Other service charges, commissions, and fees (2) 391 307 449 1,176 1,319 Total noninterest income 7,761 $ 5,591 $ 5,763 $ 3,878 $ 11,421 $ (1) Realized gain on sale securities 82 $ (1) OTTI charges other equity securities (83) $ (90) $ (9) $ (1) Realized loss on FRE Mac P/S (1) OTTI Charges on Pretsls due to credit (544) $ (2,204) $ (2,174) $ (5,496) $ (666) $ Securities gains (losses), net (544) (2,122) $ (2,257) $ (5,586) $ (675) $ (2) Gain on acquisition 98,081 $